UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2004

BIG LOTS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

300 Phillipi Road, P.O. Box 28512, Columbus, Ohio	43228-5311
(Address of principal executive office)	(Zip Code)

(614) 278-6800
(Registrant’s telephone number, including area code)

Item 1.	Changes in Control of Registrant.	Not applicable
Item 2.	Acquisition or Disposition of Assets.	Not applicable
Item 3.	Bankruptcy or Receivership.	Not applicable
Item 4.	Changes in Registrant’s Certifying Accountant.	Not applicable
Item 5.	Other Events and Regulation FD Disclosure.	Not applicable
Item 6.	Resignations of Registrant’s Directors.	Not applicable
Item 7.	Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Exhibits

Exhibit
Number	Description
99.1	Press release, dated February 25, 2004, issued by Big Lots, Inc.
99.2	Transcript of the Big Lots, Inc. fourth quarter conference call, dated February 25, 2004.
99.3	Presentation complimentary to the Big Lots, Inc. fourth quarter conference call, dated February 25, 2004.

Item 8.	Change in Fiscal Year.	Not applicable
Item 9.	Regulation FD Disclosure.	Not applicable
Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.	Not applicable
Item 11.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.	Not applicable
Item 12.	Results of Operations and Financial Condition.

On February 25, 2004, Big Lots, Inc. (“Company”) issued a press release and conducted a conference call both of which reported the Company’s results of operations for the fiscal year and quarter ended January 31, 2004, and provided guidance for fiscal year 2004.

The press release and conference call, together with its complementary presentation, included “non-GAAP financial measures” as that term is defined by Regulation G and Item 10 of Regulation S-K of the Securities Exchange Act of 1934 (“Exchange Act”). Specifically, the following non-GAAP financial measures were included: (i) adjusted selling and administrative expenses; (ii) adjusted operating profit; (iii) adjusted income (loss) from continuing operations; (iv) adjusted income (loss) from discontinued operations; (v) adjusted net income (loss); and (vi) adjusted income (loss) per share, basic and diluted.

These non-GAAP financial measures exclude from the directly comparable GAAP measures: (i) the net income resulting from the charge-off of the note and a warrant received at the time the Company sold KB Toys, and the related tax benefit; (ii) a one-time after-tax charge recorded in the second quarter of fiscal 2003 related to the settlement of class action lawsuits concerning the calculation of earned overtime wages for certain of the Company’s former and current store managers and assistant managers in California; (iii) an after-tax charge to discontinued operations to reflect the Company’s estimated liability related to the guarantee of lease obligations of KB Toys; (iv) a one-time after-tax charge to discontinued operations recorded in the third quarter of fiscal 2003 related to the settlement of a national class action lawsuit concerning certain advertising practices of KB Toys; and (v) a benefit to discontinued operations for additional tax matters related to KB Toys. As required by Regulation G and Item 10 of Regulation S-K of the Exchange Act, the press release and accompanying presentation contain a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

The Company’s management believes that the disclosure of these non-GAAP financial measures provides useful information to investors because the non-GAAP financial measures present an alternative method for measuring the Company’s operating performance, excluding special items included in the most directly comparable GAAP financial measure, that management believes is more indicative of the

Company’s on-going operating results and financial condition. Further, management believes that investors should have an opportunity to consider the Company’s results of operations and financial condition in the absence of one-time after-tax settlement charges that management does not anticipate incurring in the future and which are inconsistent with the Company’s historical results. The Company’s management uses these non-GAAP financial measures, along with the most directly comparable GAAP financial measures, in evaluating the Company’s operating performance and as a measure of performance for incentive compensation purposes. By disclosing these non-GAAP financial measures from the Company’s operating results, investors are presented with a more relevant measure of the results generated by the Company’s operations and provided with meaningful insight into management’s decision-making process.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as reported by the Company may not be comparable to similarly titled items reported by other companies.

Attached as exhibits to this Current Report on Form 8-K are copies of the Company’s February 25, 2004 press release (Exhibit 99.1), the transcript of the Company’s fourth quarter conference call (Exhibit 99.2), and the presentation that was complimentary to the conference call (Exhibit 99.3). The information in Exhibits 99.1, 99.2 and 99.3 is being furnished, not filed, under Item 12 of this Current Report on Form 8-K. By furnishing the information in this Current Report on Form 8-K and the attached exhibits, the Company is making no admission as to the materiality of any information in this Current Report or the exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

By: /s/ Charles W. Haubiel II
Charles W. Haubiel II
Vice President, General Counsel
and Corporate Secretary

Date: March 1, 2004